

Fulton Financial Corporation

2006 Annual Meeting

May 2, 2006



R. Scott Smith, Jr.

Chairman,
Chief Executive Officer
and President





Fulton Financial Corporation

Recognition of Retiring Directors

Eugene H. Gardner



Joseph J. Mowad, M.D.



Mary Ann Russell




Organic Growth
Fulton Financial Corporation Annual Report 2005







Growth

Organic growth –

- Opened six new banking offices in strong markets

Acquisitive growth –

- Acquired two new banks



Somerset Valley Bank

- Acquired in July 2005
- Assets of $570 million
- Headquartered in Somerville, NJ
- 12 branches in Somerset, Hunterdon and Middlesex counties

Fulton Financial Corporation


The Bank
Skylands Community Bank
First Washington State Bank
Somerset Valley Bank
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY



The Columbia Bank

- Acquired in February 2006
- Assets of $1.5 billion
- Headquartered in Columbia, MD
- 25 offices in Howard, Montgomery, Prince George's, Baltimore Counties and Baltimore City



Columbia Bank

- One of the fastest growing and most profitable new banking institutions
- Focused on building a premier community banking franchise in the Baltimore/Washington corridor
- 4th largest independent commercial banking company in Maryland



Columbia Bank Footprint


Carroll
Harford
Baltimore
Frederick
Baltimore City
Howard
Montgomery
Anne Arundel
Washington D.C
Prince George's


MARYLAND

Branch office
Headquarters office

	Full-service Branches	Retirement Branches
Baltimore County/City	3	3
Howard County	9	2
Montgomery County	3	—
Prince George's County	5	—
Total	20	5

Fulton Financial Corporation


Possible
Future Expansion
Current Markets
Future Expansion
Pennsylvania
New Jersey
Maryland
Delaware
Virginia
North Carolina
FULTON FINANCIAL
CORPORATION



Regulatory Capital



Trust Preferred
Subordinated Debt
Loan Loss Allowance
Other
12/31/2004
10%
24%
66%
03/31/2006
10%
24%
43%
23%



THE BANK



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Account Summary · Create Nicknames · Charting · Reports

Account Summary for Jane Customer

Assets

Banking

Total Banking **$707.96**

The Bank Last update: 04/29/2005

Account Name	Account Number	Activity	Balance
Checking	*******8899	download	$49.76
Checking	*******1333	download	$107.82
Money Market	*******4744	download	$95.85
Money Market	*******7894	download	$53.97
Savings	*******7075	download	$53.78

Liabilities

Lines of Credit/Credit Card Accounts

Total Lines of Credit/Credit Card Accounts **$0.00**

The Bank Last update: 04/29/2005

Account Nickname	Account Number	Activity	Due Date	Min Payment	Balance
Line of Credit	*******0001		05/27/2005	$0.00	$0.00

Total Liabilities **$0.00**



Technology

- Retail Internet banking platform
- Management of all corporate computers from a single location
- Three successful affiliate conversions:
  - First Washington
  - Somerset Valley
  - Resource



Our Relationship Strategy

Long-term successful employees

Long-term successful customers

Long-term successful shareholders

Employee retention


100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
Exem pt
Non-exem pt
Overall



Customer Satisfaction (Fall 2005)

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

***Compared to national average of 62%**

Source: 2005 American Banker/Gallup Consumer Survey



Fulton Financial Corporation

Financial Performance



Fulton Financial Profile

- Asset size: $14.2 billion
- 15 community banks and 3 financial services affiliates in 5 states
- 254 community banking offices
- Market capitalization: $2.7 billion

Where are we located?



Where are we located?
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Premier Bank
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
First Washington State Bank
Somerset Valley Bank
Columbia Bank
Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
New Jersey
SUSSEX
WARREN
MORRIS
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
Maryland
WASHINGTON
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
CECIL
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
FULTON FINANCIAL CORPORATION



Assets By Affiliate

(as of 3/31/06, in thousands)

Fulton Bank	$4,244,019
The Columbia Bank	1,545,785
Resource Bank	1,335,528
The Bank	1,249,312
Lafayette Ambassador Bank	1,247,574
Lebanon Valley Farmers Bank	762,041
First Washington	575,647
Somerset Valley	569,220
Skylands Community Bank	541,732
Premier Bank	532,758
Hagerstown Trust Company	498,951
Delaware National Bank	389,351
FNB Bank, NA	290,593
Swineford National Bank	265,846
The Peoples Bank of Elkton	113,726



2005 Financial Results

- **$166.1 million** Net income
  (11.0% increase over 2004)
- **$ 1.05** Net income per share
  (6.1% increase over 2004)
- **$ 0.567** Cash dividends per share
  (9.5% increase over 2004)
- **1.41%** Return on assets
- **13.26%** Return on equity
- **20.32%** Return on tangible equity



Stock Performance (1982 - 2005)

- WITHOUT dividend reinvestment:
  14% compounded annual rate of return

- WITH dividend reinvestment:
  18% compounded annual rate of return



Stock performance

Year	Total shareholder return
2003	34.3%
2004	15.2%
2005	- 2.5%



Analysts

Ferris Baker Watts	Buy
Boenning & Scattergood	Outperform
Janney Montgomery Scott	Buy
SunTrust Robinson Humphrey	Buy
Ryan Beck	Outperform
KeyBanc Capital Markets	Buy
Cohen Bros	Hold
Keefe Bruyette & Woods	Marketperform
Sandler O'Neill & Partners	Hold
Standard & Poors	Hold
Stiffel Nicolaus	Hold
Merrill Lynch	Neutral
Citigroup Smith Barney	Sell
RBC Capital Markets	Underperform



FULT.com

- Conference Calls and Webcasts:
  - Quarterly earnings
  - Acquisition announcements

- Next scheduled webcast:
  - 2nd quarter earnings:

    July 19, 2006   10 a.m.



1st Quarter 2006 Earnings

- **$43.9 million** — **Net income**
  (5.9 % increase over 2005)
- **$0.27** — **Net income per share**
  (3.8 % increase over 2005)



Dividends declared/increased

- 5% stock dividend
  - Pay date: June 8
  - Record date: May 19
- Increase in regular quarterly cash dividend to 14.75 cents
  - Pay date: July 15
  - Record date: June 19
- Overall increase: 6.8 percent

10-year dividend history




0.2104
0.2312
0.2544
0.2806
0.3089
0.3444
0.3845
0.4253
0.4750
0.5179
0.5670
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005



Fulton Financial Corporation

2006 Annual Meeting

May 2, 2006